EXHIBIT 10.03

FOURTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT



                                                          As of May 21, 1999

         THIS FOURTH AMENDMENT is made to the May 30, 1997 Loan and Security Agreement, as amended (the "Loan Agreement") between

     BankBoston Retail Finance Inc. (formerly known as "GBFC, Inc."), a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Administrative Agent for the ratable benefit of the "Lenders" and as a "Lender;

         Fleet National Bank, a national banking association with offices at One Federal Street, Boston, Massachusetts, as Co-Agent for the ratable benefit of the Lenders and as a "Lender;

                  and

         JBI, Inc. a Massachusetts corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02012, as "Lead Borrower" and as agent for the "Borrowers", being the following:

JBI, Inc.;

     Morse Shoe, Inc. (a Delaware corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts, 02012); and

     JBI Holding Company, Inc. (a Delaware corporation with its principal executive offices at 900 Market Street, Wilmington, DE, 19801),

in consideration of the mutual covenants contained herein and benefits to be derived herefrom,
                                   WITNESSETH:

         The Loan Agreement is amended as follows:

         Article 10 of the Loan Agreement is amended by the addition of the following Section:


10-14. Payment of Guaranty The payment, by JBI, Inc. or by Morse Shoe, Inc., of any amount due under that corporation's May 21, 1999 Guaranty of Collection of the Liabilities of JBI Apparel, Inc. (as such Guaranty may be amended, revised, or replaced) unless (a) no Event of Default has occurred; and (b) no Suspension Event will occur by reason of the making of such payment; and (c) immediately after such payment, Availability is not less than Five Million Dollars ($5,000,000.00).

EXHIBIT 9-11(a) of the Loan Agreement (Financial Performance Covenants) is amended by its replacement with EXHIBIT 9-11(a) annexed to this Fourth Amendment.

                             The Agents and Lenders

BANKBOSTON RETAIL FINANCE INC.                  FLEET NATIONAL BANK
(Formerly "GBFC, Inc.")

By /s/ Betsy Ratto                              By /s/ Gregory Kress

Print Name: Betsy Ratto                         Print Name: Gregory Kress

Title: Vice President                           Title: AVP


The Lead Borrower
JBI, INC.


By /s/ Philip Rosenberg

Print Name: Philip Rosenberg

Title: Executive Vice President

The Borrowers
JBI, INC.                                       MORSE SHOE, INC.

By /s/ Philip Rosenberg                         By /s/ Philip Rosenberg

Print Name: Philip Rosenberg                    Print Name: Philip Rosenberg

Title: Executive Vice President                 Title: Executive Vice President


JBI HOLDING COMPANY, INC.

By /s/ Philip Rosenberg

Print Name: Philip Rosenberg

Title: Executive Vice President

                                 EXHIBIT 9-11(a)
                         FINANCIAL PERFORMANCE COVENANTS

1. EBITDA: The Borrowers shall not permit or suffer their Consolidated EBITDA, tested monthly, on an accruing monthly basis, at the end of each of the Borrowers' fiscal months (with the first test period of March 31, 1999), to be less than one of the following, nor less than such minima as may be set by the Administrative Agent pursuant to the Loan Documents for subsequent fiscal periods based upon the Lender's review of the Borrowers' Business Plan and annual forecast for such subsequent fiscal periods as required by such documentation:

                    MINIMUM CONSOLIDATED EBITDA: $ Thousands
                         ("< >" denotes Negative Number)

                       Fiscal Month                      Min. Consolidated EBITDA
                       ------------                      ------------------------
                           March                                300
                           April                              1,800
                           May                                4,350
                           June                               6,207
                           July                               6,529
                           August                             7,527
                           September                          8,691
                           October                            10,103
                           November                           11,575
                           December                           14,348
                 2000      January                            10,628

2. Minimum Excess Availability: The Borrower shall not suffer or permit Availability to be less than $7,000,000.00 for the period commencing December 15, 1999 through and including January 31, 2000.

3. Per Store Minimum and Maximum Inventory: The Borrowers shall not suffer or permit the Retail of their Inventory, divided by the number of the Borrowers' retail locations, to be less than or greater than the following (nor less than or greater than such minima and maxima as may be set by the Administrative Agent pursuant to the Loan Documents for subsequent fiscal periods based upon the Lender's review of the Borrowers' Business Plan and annual forecast for such subsequent fiscal periods as required by such documentation), to be tested monthly:

                                    PER STORE
                    MINIMUM / MAXIMUM INVENTORY($ Thousands)

                       Fiscal Month                  Minimum               Maximum
                       ------------                  -------               -------
                  1999       February                140.3                 171.5
                             March                   149.9                 183.2
                             April                   139.2                 170.1
                             May                     134.2                 164.0
                             June                    124.3                 152.0
                             July                    135.8                 166.0
                             August                  114.0                 139.3
                             September               121.5                 148.5
                             October                 119.3                 145.8
                             November                108.3                 132.3
                             December                 89.9                 109.8
                  2000       January                  99.4                 121.5

4. Gross Margin: The Borrowers will not suffer or permit their Consolidated Gross Margin, tested monthly, on a two month rolling average basis, at the end of each of the Borrowers' fiscal months (with the first test period of March 31, 1999) to be less than the following (nor less than such minima as may be set by the Administrative Agent pursuant to the Loan Documents for subsequent fiscal periods based upon the Lender's review of the Borrowers' Business Plan and annual forecast for such subsequent fiscal periods as required by such documentation):

             MINIMUM GROSS MARGIN - TWO MONTH ROLLING AVERAGE BASIS

                         Fiscal Month                             Minimum Gross Margin %
                         ------------                             ----------------------
                             March                                43.5
                             April                                43.4
                             May                                  43.1
                             June                                 41.9
                             July                                 41.8
                             August                               42.1
                             September                            43.1
                             October                              44.2
                             November                             42.9
                             December                             41.6
                    2000     January                              41.4

5. Capital Expenditures: The Borrowers will not suffer or permit their Consolidated Capital Expenditures to exceed $3,000,000.00 for any fiscal year, commencing with the Borrowers fiscal year ending in January, 2000.